                         ANNUAL REPORT / OCTOBER 31 2000

                          AIM EUROPEAN DEVELOPMENT FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

              HOMMAGE A BLERIOT, NO. 2, FRAGMENT BY ROBERT DELAUNAY

          LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE FIRST

              PERSON TO FLY ACROSS THE ENGLISH CHANNEL FROM FRANCE,

           TRANSPORTED BY A 28-HORSEPOWER MONOPLANE OF HIS OWN DESIGN.

           NEARLY 100 YEARS LATER, THE SAME SPIRIT OF ENTREPRENEURSHIP

          AND COURAGE THAT LAUNCHED BLERIOT'S FLIGHT HAS SENT EUROPE'S

                                MARKETS SOARING.

                      -------------------------------------

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT  THIS REPORT:
o AIM European Development Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. countries.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM EUROPEAN DEVELOPMENT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------
                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


VOLATILITY ROCKS WORLD MARKETS, EUROPE NOT IMMUNE

LIKE MOST WORLD MARKETS, EUROPEAN EQUITY MARKETS WERE EXTREMELY VOLATILE THROUGHOUT 2000. HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM?
Despite chaotic market conditions, the fund continued to post strong returns. For the fiscal year ended October 31, 2000, the fund returned 43.73% for Class A shares, 42.72% for Class B shares and 42.75% for Class C shares based on net asset value (without a sales charge). The fund significantly outperformed both its peer group--the Lipper European Fund Index--and its benchmark index--the MSCI Europe Index--which returned 15.64% and 0.94%, respectively, over the same period. And while many European sector mutual funds were losing assets after the tech sell-off, AIM European Development Fund increased its net assets from $485.3 million on April 30, 2000, to $497.4 million on October 31, 2000.

DESCRIBE THE EUROPEAN MARKET ENVIRONMENT DURING THE REPORTING PERIOD.
As revelers said goodbye to 1999 and rung in the New Year, the bull market was in full swing. By the end of March, however, about the only bulls running in Europe were those in Pamplona, Spain. Like many of its world brethren, European equity markets basked in the rapid appreciation of Internet and wireless stocks early in the year. The party ended abruptly in March, however, as the tech sector sold off sharply. The second quarter of 2000 continued the global meltdown with only five developed-country markets--Switzerland, Belgium, Canada, Australia and France--posting positive returns. The Swiss stock market, in fact, mounted a comeback this year as the antidote for high-tech overindulgence. In 1999, Zurich's SMI was one of the world's worst performers, but Switzerland's financial-services companies and health care stocks started to turn investor heads this year.
    A glimmer of hope emerged at the onset of the third quarter, as it appeared that the U.S. Federal Reserve was done raising interest rates and that investor sentiment toward growth stocks was improving. Unfortunately, global economies (and certainly Europe) faced other concerns: rising oil prices, a declining euro and high-profile profit warnings.

HOW HAVE OTHER FACTORS SUCH AS EARNINGS DISAPPOINTMENTS, PRICEY 3G LICENSES AND RISING OIL PRICES AFFECTED EUROPEAN MARKETS?
In the first quarter of the year, as European TMT (telecommunications, media and technology) stocks surged, falling earnings estimates were more readily dismissed in favor of the future prospects of companies. As tech stocks lost favor, however, expectations that companies might not make their quarterly earnings were disastrous for many stocks, particularly large telecommunications companies.
    Another strain on the telecommunications sector is third-generation mobile-phone-licensing. 3G licenses, as they are commonly called, are basically franchises for a country's next generation of cellular, telephony and data-communications services. As fees for these licenses grew, European stock indexes--heavily weighted in telephone stocks--suffered. The total amount bid on all 3G licenses as of the end of October was around 150 billion euros. Most of the auctions are now complete--France is the only major European country left to distribute licenses. On a positive note, however, in October, when the Italian government was able to raise only 12.2 billion euros through its auction, it sparked a powerful telecom rally.
    A series of inflationary concerns also contributed to European stock-market volatility. The euro reached a record low in October and put upward pressure on inflation by increasing the price of imported goods and commodities. One such commodity is oil. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a weak euro.

HOW HAVE EUROPEAN ECONOMIES FARED OVER THE REPORTING PERIOD?
While the euro may be struggling, European economies (for the most part) are not. As a region, Europe is witnessing its best economic growth in 10 years, with real GDP about 3.5% since mid-1999. France, Spain and Italy are all thriving. Ireland is projected to grow as much as 8% in 2000, with inflation rising to about 5%. Even Germany--Europe's largest economy and one of the region's growth laggards--has implemented sweeping tax
================================================================================

FUND PERFORMANCE

AIM EUROPEAN DEVELOPMENT FUND VS.
BENCHMARK INDEXES

One-year returns as of 10/31/00, excluding  sales charges
================================================================================
FUND CLASS A SHARES           43.73%

FUND CLASS B SHARES           42.72%

FUND CLASS C SHARES           42.75%

LIPPER EUROPEAN FUND INDEX    15.64%

MSCI EUROPE INDEX              0.94%
================================================================================

          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES                                     TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Straumann A.G. (Switzerland)          3.09%    1. Communications Equipment                  10.29%   1. France           20.72%
 2. Vestas Wind Systems A/S (Denmark)     2.08     2. Electronics (Semiconductors)               6.34    2. United Kingdom   18.59
 3. Tecan A.G. (Switzerland)              2.01     3. Services (Commercial & Consumer)           6.15    3. Switzerland      16.16
 4. Biacore International A.B. (Sweden)   1.99     4. Health Care (Drugs-Generic & Other)        5.18    4. Germany           8.09
 5. Thiel Logistik A.G. (Luxembourg)      1.95     5. Manufacturing (Specialized)                4.82    5. Sweden            6.95
 6. Spirent PLC (United Kingdom)          1.94     6. Electronics (Component Distributors)       4.29    6. Denmark           5.57
 7. Novo Nordisk A/S - Class B (Denmark)  1.91     7. Health Care (Medical Products & Supplies)  3.94    7. Finland           3.31
 8. RAS S.p.A. (Italy)                    1.91     8. Banks (Major Regional)                     3.90    8. Spain             2.84
 9. Elcoteq Network Corp. (Finland)       1.77     9. Oil (International Integrated)             3.88    9. Netherlands       2.74
10. Riber S.A. (France)                   1.67    10. Electrical Equipment                       3.52   10. Italy             2.45

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

reform that will likely increase consumer spending and growth.

HAVE YOU CHANGED THE FUND'S SECTOR OR COUNTRY ALLOCATION SINCE THE HIGH-TECH SELL-OFF IN MARCH?
Since March, the market has been nervous, as reflected in the sector shifts we've seen this year. Investors have gone from the TMT sector into the defensive and back again a few times. Our investment philosophy, however, focuses on strong earnings growth. We don't try to predict cyclical swings in the economy.
    While the fund still has a healthy tech exposure, we have reduced our holdings in large telecommunication operators and wireless. Those assets have been redeployed into the health-care and financial sectors. In the health-care sector, medical-technology stocks and large pharmaceutical companies have shown attractive earnings during the reporting period. In the financial area, there has been a pick-up in earnings in asset-gatherers, such as life insurance companies or small European asset managers. We also have a slight bank exposure, primarily in France.
    Attractive earnings opportunities in France make it the largest country represented in the fund as of the end of October. The United Kingdom, Switzerland, Germany and Sweden round out the top five.

WHAT IS YOUR OUTLOOK FOR EUROPEAN MARKETS?
While European stock markets will probably remain volatile in the near term, the region's outlook should still be considered positive. Spending on technology and communications continues to increase, and Europe's Internet penetration will undoubtedly pass that of the United States in the near future. And despite the uneasiness some investors feel toward the euro, government policies are changing; Germany has implemented tax and welfare reforms, and France is attempting to do the same. Mergers, some cross-country, are becoming increasingly common, while hostile takeovers are no longer anomalies. Both on a macro and a micro level, Europe is being rediscovered. From advances on the plant floor to national economic improvements, Europe continues to change for the better.

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                        available--electronic delivery of

                      fund reports and prospectuses. Soon,

                        you can read the same AIM report

                        you are reading now--online. Once

                      you sign up for the service, we will

                        send you a link to the report via

                      e-mail. If you choose to receive your

                     reports online, you will not receive a

                       paper copy by mail. You may cancel

                       the service at any time by visiting

                                  our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                       AIM Account." Log into your account

                        and then click on the "View Other

                         Account Options" dropdown menu

                             and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EUROPEAN DEVELOPMENT FUND VS. BENCHMARK INDEXES

11/3/97 - 10/31/00

in thousands
===============================================================================================
          AIM European       AIM European       AIM European
        Development Fund   Development Fund   Development Fund      MSCI        Lipper European
DATE     Class B Shares     Class A Shares     Class C Shares    Europe Index     Fund Index
-----------------------------------------------------------------------------------------------
11/97        10000                9452              10000           10000           10000
1/98         10600                10028             10600           10962.7         10693.7
4/98         13610                12911             13610           12907.3         12738.3
7/98         15300                14537             15310           13576.1         13346.4
10/98        12870                12250             12880           12307           11532.6
1/99         15030                14323             15040           13440.3         12985
4/99         13820                13197             13820           13636.7         13001.6
7/99         14530                13907             14540           13323.5         13064.7
10/99        16200                15534             16210           13846.5         13468.1
1/00         24650                23680             24670           14560.8         15741.4
4/00         25070                24134             25090           14997.5         16952.3
7/00         25290                24380             25310           14951.4         16871.7
10/00        22820                22327             23140           13976.9         15574.2

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

This chart compares the performance of your fund to benchmark indexes over the period 11/3/97-10/31/00. (Please note that index performance figures are for the period 10/31/97-10/31/00.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Europe Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (11/3/97)              30.80%
  1 year                           35.79*
  *43.73% excluding sales charges

CLASS B SHARES
  Inception (11/3/97)              31.75%
  1 year                           37.72*
  * 42.72% excluding CDSC

CLASS C SHARES
  Inception (11/3/97)              32.37%
  1 year                           41.75*
  *42.75% excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 55.63%; inception (11/3/97), 35.00%. Class B shares, one year, 58.35%; inception (11/3/97), 36.07%. Class C shares, one year, 62.48%; inception (11/3/97),
36.68%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to differing sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.


                          AIM EUROPEAN DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.91%

DENMARK-5.57%

GN Store Nord A.S. (Communications
  Equipment)                            222,500   $  4,313,294
--------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)(a)         44,800      9,502,132
--------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)           190,900     10,340,217
--------------------------------------------------------------
William Demant A.S. (Electronics-
  Instrumentation)                       74,200      3,553,721
==============================================================
                                                    27,709,364
==============================================================

FINLAND-3.31%

Elcoteq Network-Class A
  (Manufacturing-Specialized)           258,400      8,815,505
--------------------------------------------------------------
Nokia Oyj (Communications
  Equipment)                            186,000      7,654,093
==============================================================
                                                    16,469,598
==============================================================

FRANCE-20.72%

Alcatel S.A. (Communications
  Equipment)                            103,300      6,303,201
--------------------------------------------------------------
Altran Technologies S.A. (Services-
  Commercial & Consumer)                 21,900      4,477,231
--------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                 70,600      3,864,496
--------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)             72,700      5,244,233
--------------------------------------------------------------
BNP Paribas (Banks-Major Regional)       89,700      7,734,189
--------------------------------------------------------------
Egide S.A. (Electronics-Component
  Distribution)(a)                        8,300      4,508,029
--------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)             29,300      4,726,921
--------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/ Marketing)     292,000      4,705,832
--------------------------------------------------------------
M6 Metropole Television
  (Broadcasting- Television, Radio
  & Cable)                               94,000      4,148,201
--------------------------------------------------------------
Metrologic Group
  (Computers-Software & Services)        40,000      3,309,735
--------------------------------------------------------------
NRJ Group (Broadcasting-Television,
  Radio Cable)(a)                       116,526      3,856,702
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           21,800      3,890,670
--------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)        20,600      3,793,635
--------------------------------------------------------------
Renault S.A. (Automobiles)                6,100        301,285
--------------------------------------------------------------
Riber S.A. (Electrical
  Equipment)(a)                         387,900      8,289,038
--------------------------------------------------------------
Royal Canin S.A. (Foods)                 52,200      4,717,900
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            80,300      4,225,089
--------------------------------------------------------------
Schneider Electric S.A.
  (Housewares)(a)                        19,700      1,283,138
--------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distribution)(a)                      239,000      5,415,490
--------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)                 64,500      3,661,967
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                               46,100      2,515,594
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FRANCE-(CONTINUED)

STMicroelectronics N.V.
  (Electronics-Semiconductors)          102,000   $  5,146,129
--------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)         48,637      6,959,098
==============================================================
                                                   103,077,803
==============================================================

GERMANY-8.09%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)          83,400      6,122,246
--------------------------------------------------------------
Altana A.G. (Health
  Care-Drugs-Generic & Other)            29,200      3,543,623
--------------------------------------------------------------
Comroad A.G. (Communications
  Equipment)(a)                          59,200      2,861,173
--------------------------------------------------------------
ELMOS Semiconductor A.G.
  (Electronics-Semiconductors)(a)        74,100      2,452,514
--------------------------------------------------------------
Gfk A.G. (Services-Commercial &
  Consumer)                              65,719      2,498,605
--------------------------------------------------------------
Heidelberger Druckmaschinen A.G.
  (Machinery-Diversified)                53,700      2,836,888
--------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                          42,500      4,328,115
--------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                            43,000      5,802,220
--------------------------------------------------------------
Parsytec A.G. (Computers-Software &
  Service)(a)                            48,000      2,097,863
--------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)            28,900      3,678,898
--------------------------------------------------------------
Tecis Holding A.G.
  (Computers-Software & Services)        55,700      4,027,387
==============================================================
                                                    40,249,532
==============================================================

IRELAND-0.94%

Ryanair Holdings PLC-ADR
  (Airlines)(a)                         116,200      4,684,312
==============================================================

ITALY-2.45%

Gruppo Editoriale L'Espresso
  (Publishing)                          248,816      2,721,823
--------------------------------------------------------------
Riunione Adriatica di Sicurta
  S.P.A. (Insurance Brokers)            721,200      9,468,357
==============================================================
                                                    12,190,180
==============================================================

LUXEMBOURG-1.95%

Thiel Logistik A.G.
  (Services-Commercial &
  Consumer)(a)                           62,800      9,699,730
==============================================================

NETHERLANDS-2.74%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                            159,000      6,248,856
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)         103,800      4,853,752
--------------------------------------------------------------
Nutreco Holding N.V. (Agricultural
  Products)                              58,400      2,517,707
==============================================================
                                                    13,620,315
==============================================================

NORWAY-1.50%

TGS Nopec Geophysical Co. A.S.A.
  (Oil & Gas-Exploration &
  Production)(a)                        206,100      2,621,261
--------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)           119,850      4,818,336
==============================================================
                                                     7,439,597
==============================================================

                                                     MARKET
                                       SHARES        VALUE
SPAIN-2.84%

NH Hoteles, S.A. (Investment
  Management)                           695,700   $  7,852,397
--------------------------------------------------------------
Promotoba de Informaciones S.A.
  (Prisa) (Publishing)(a)               108,200      2,084,403
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          218,900      4,174,240
==============================================================
                                                    14,111,040
==============================================================

SWEDEN-7.05%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                           59,150      1,089,256
--------------------------------------------------------------
Biacore International A.B.
  (Electronics-Instrumentation)(a)      232,900      9,883,163
--------------------------------------------------------------
HiQ International A.B.
  (Services-Data Processing)            355,700      2,883,563
--------------------------------------------------------------
Micronic Laser Systems A.B.
  (Electronics-Semiconductors)(a)       219,200      6,537,586
--------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/ Brokerage)                    12,650        451,980
--------------------------------------------------------------
PartnerTech A.B. (Communications
  Equipment)                            108,800      1,655,134
--------------------------------------------------------------
POOLIA A.B.-B Shares
  (Services-Employment)                  56,600      2,379,175
--------------------------------------------------------------
Proffice A.B.-B Shares
  (Services-Employment)                 153,000      5,053,194
--------------------------------------------------------------
Q-Med A.B. (Healthcare-Medical
  Products)(a)                          294,000      5,149,274
==============================================================
                                                    35,082,325
==============================================================

SWITZERLAND-16.16%

Adecco S.A. (Services-Commercial &
  Consumer)                               3,830      2,648,801
--------------------------------------------------------------
Charles Voegele Holding A.G.
  (Retail-Department Stores)             31,300      5,886,274
--------------------------------------------------------------
Compagnie Financiere Richemont
  A.G.-Units Tobacco)(b)                  2,575      7,163,523
--------------------------------------------------------------
ESEC Holding A.G. (Equipment-
  Semiconductor)(a)                      12,500      4,312,024
--------------------------------------------------------------
Huber & Suhner A.G. (Metal
  Fabricators)                            4,300      3,768,152
--------------------------------------------------------------
Julius Baer Holding A.G.-Class B
  (Banks-Major Regional)                    245      1,213,209
--------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                        4,900      6,597,674
--------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Electronics-Semiconductors)(a)        11,500      4,990,820
--------------------------------------------------------------
Nestle S.A. (Foods)(a)                    2,500      5,181,383
--------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)             5,520      4,966,249
--------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)              7,110     15,368,803
--------------------------------------------------------------
Swatch Group A.G. (The)-Class B
  (Consumer-Jewelry, Novelties &
  Gifts)                                  2,900      3,840,205
--------------------------------------------------------------
Synthes Stratec, Inc. (Health
  Care-Medical Products &
  Supplies)(c)                            7,000      4,459,467
--------------------------------------------------------------
Tecan A.G. (Health Care-Medical
  Products & Supplies)                    9,300      9,986,647
==============================================================
                                                    80,383,231
==============================================================

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-18.59%

ARC International PLC (Electronics-
  Semiconductors)(a)                    735,400   $  3,629,023
--------------------------------------------------------------
ARM Holdings PLC (Electronics-
  Semiconductor)(a)                     454,250      4,483,229
--------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)          77,600      2,555,544
--------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                           621,400      5,271,605
--------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)      714,000      5,440,573
--------------------------------------------------------------
Chloride Group PLC (Electrical
  Equipment)                          2,050,000      6,099,508
--------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                             128,400      2,141,195
--------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                        223,350      1,008,169
--------------------------------------------------------------
Logica PLC (Computers-Software &
  Services)                             135,600      4,012,953
--------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                            498,600      6,295,931
--------------------------------------------------------------
Matalan PLC (Retail-Discounters)        785,000      7,405,768
--------------------------------------------------------------
NDS Group PLC-ADR
  (Broadcasting-Television Radio &
  Cable)(a)                              64,700      4,852,500
--------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)            524,000      3,741,825
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                302,400      6,789,835
--------------------------------------------------------------
Shell Transport & Trading Co. (Oil-
  International Integrated)             877,700      7,063,741
--------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Health Care Drugs-Generic &
  Other)(a)                             173,100      3,517,323
--------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                          1,042,900      9,672,320
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                  1,280,186      5,327,993
--------------------------------------------------------------
Volex Group PLC (Electrical
  Equipment)                            100,000      3,142,281
==============================================================
                                                    92,451,316
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $382,818,074)                                457,168,343
==============================================================

MONEY MARKET FUNDS-7.12%

STIC Liquid Assets Portfolio(d)      17,695,135     17,695,135
--------------------------------------------------------------
STIC Prime Portfolio(d)              17,695,135     17,695,135
==============================================================
    Total Money Market Funds (Cost
      $35,390,270)                                  35,390,270
==============================================================
TOTAL INVESTMENTS-99.03% (Cost
  $418,208,344)                                    492,558,613
==============================================================
OTHER ASSETS LESS LIABILITIES-0.97%                  4,824,712
==============================================================
NET ASSETS-100.00%                                $497,383,325
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c)Security fair valued in accordance with the procedures established by the Board of Directors.
(d)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments, at market value (cost
  $418,208,344)                                 $492,558,613
------------------------------------------------------------
Foreign currencies, at value (cost $9,705,467)     9,796,033
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,518,004
------------------------------------------------------------
  Capital stock sold                               3,062,183
------------------------------------------------------------
  Dividends and interest                             436,863
------------------------------------------------------------
Collateral for securities loaned                  18,355,666
------------------------------------------------------------
Investment for deferred compensation plan             14,444
------------------------------------------------------------
Other assets                                          95,312
============================================================
    Total assets                                $530,837,118
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           11,926,794
------------------------------------------------------------
  Collateral upon return of securities loaned     18,355,666
------------------------------------------------------------
  Capital stock reacquired                         2,111,996
------------------------------------------------------------
  Deferred compensation plan                          14,444
------------------------------------------------------------
Accrued advisory fees                                409,851
------------------------------------------------------------
Accrued administrative services fees                  10,515
------------------------------------------------------------
Accrued distribution fees                            301,124
------------------------------------------------------------
Accrued directors' fees                                1,999
------------------------------------------------------------
Accrued transfer agent fees                          150,926
------------------------------------------------------------
Accrued operating expenses                           170,478
============================================================
    Total liabilities                             33,453,793
============================================================
Net assets applicable to shares outstanding     $497,383,325
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $273,604,785
____________________________________________________________
============================================================
Class B                                         $169,614,261
____________________________________________________________
============================================================
Class C                                         $ 54,164,279
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
Authorized                                       200,000,000
------------------------------------------------------------
Outstanding                                       11,596,194
____________________________________________________________
============================================================
Class B:
Authorized                                       200,000,000
------------------------------------------------------------
Outstanding                                        7,337,967
____________________________________________________________
============================================================
Class C:
Authorized                                       200,000,000
------------------------------------------------------------
Outstanding                                        2,341,714
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      23.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.59 divided by
      94.50%)                                   $      24.96
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      23.11
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      23.13
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $392,530)                                      $ 2,183,664
------------------------------------------------------------
Dividends from affiliated money market funds       1,521,653
------------------------------------------------------------
Interest                                              22,487
------------------------------------------------------------
Security lending income                              144,534
============================================================
    Total investment income                        3,872,338
============================================================

EXPENSES:

Advisory fees                                      4,248,118
------------------------------------------------------------
Administrative services fees                         109,571
------------------------------------------------------------
Custodian fees                                       428,055
------------------------------------------------------------
Distribution fees -- Class A                         868,732
------------------------------------------------------------
Distribution fees -- Class B                       1,566,725
------------------------------------------------------------
Distribution fees -- Class C                         422,886
------------------------------------------------------------
Transfer agent fees -- Class A                       480,324
------------------------------------------------------------
Transfer agent fees -- Class B                       376,924
------------------------------------------------------------
Transfer agent fees -- Class C                       101,738
------------------------------------------------------------
Directors' fees                                        6,941
------------------------------------------------------------
Other                                                354,098
============================================================
    Total expenses                                 8,964,112
============================================================
Less: Expenses paid indirectly                       (11,899)
============================================================
    Net expenses                                   8,952,213
============================================================
Net investment income (loss)                      (5,079,875)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                           10,775,266
------------------------------------------------------------
  Foreign currencies                              (3,009,052)
============================================================
                                                   7,766,214
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           36,293,246
------------------------------------------------------------
  Foreign currencies                                 (49,489)
============================================================
                                                  36,243,757
============================================================
Net gain on investment securities and foreign
  currencies                                      44,009,971
============================================================
Net increase in net assets resulting from
  operations                                     $38,930,096
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (5,079,875)   $ (1,719,011)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           7,766,214      (5,794,428)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           36,243,757      43,126,751
==========================================================================================
    Net increase in net assets resulting from operations        38,930,096      35,613,312
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (80,229)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      149,580,238       2,449,615
------------------------------------------------------------------------------------------
  Class B                                                       88,697,953       3,977,973
------------------------------------------------------------------------------------------
  Class C                                                       42,014,471        (246,455)
==========================================================================================
    Net increase in net assets                                 319,222,758      41,714,216
==========================================================================================

NET ASSETS:

  Beginning of year                                            178,160,567     136,446,351
==========================================================================================
  End of year                                                 $497,383,325    $178,160,567
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $424,964,898    $152,753,815
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (17,336)         (9,989)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (1,854,528)    (12,629,793)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          74,290,291      38,046,534
==========================================================================================
                                                              $497,383,325    $178,160,567
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $5,072,528, undistributed net realized gains increased by $3,009,051 and paid in capital decreased by $8,081,579 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $1,620,590 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $109,571 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $539,265 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $868,732, $1,566,725, and $422,886, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $432,931 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $117,258 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,088 and reductions in custodian fees of $5,811 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,899.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to not less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $17,428,717 were on loan to brokers. The loans were secured by cash collateral of $18,355,666. For the year ended October 31, 2000, the Fund received fees of $144,534 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $697,671,504 and $453,712,085, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 89,996,432
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      $(15,880,101)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 74,116,331
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $418,442,282.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                     14,973,472    $398,349,739     7,243,646    $103,416,688
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,164,473     138,279,616     3,045,028      43,081,822
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,755,179      71,725,762     2,148,542      29,835,245
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,672          76,739
======================================================================================================================
Reacquired:
  Class A                                                     (9,417,238)   (248,769,501)   (7,125,444)   (101,043,812)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,967,360)    (49,581,663)   (2,797,703)    (39,103,849)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,150,167)    (29,711,291)   (2,160,106)    (30,081,700)
======================================================================================================================
                                                              10,358,359    $280,292,662       359,635    $  6,181,133
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                                ----------------------------------------------
                                                                                              NOVEMBER 3, 1997
                                                                                              (DATE OPERATIONS
                                                                YEAR ENDED     YEAR ENDED        COMMENCED)
                                                                OCTOBER 31,    OCTOBER 31,     TO OCTOBER 31,
                                                                  2000(a)         1999            1998(a)
                                                                -----------    -----------    ----------------
Net asset value, beginning of period                             $  16.42        $ 12.96          $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.21)         (0.11)           (0.08)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             7.38           3.58             3.04
==============================================================================================================
    Total from investment operations                                 7.17           3.47             2.96
==============================================================================================================
Less distributions from net investment income                          --          (0.01)              --
==============================================================================================================
Net asset value, end of period                                   $  23.59        $ 16.42          $ 12.96
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                     43.67%         26.81%           29.60%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $273,605        $99,148          $76,686
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                             1.69%(c)       1.88%            1.98%(d)(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.82)%(c)     (0.69)%          (0.58)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               112%           122%              93%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $248,209,210.
(d) Ratios of expenses to average net assets excluding waivers was 2.15%.
(e) Annualized.

                                                                                   CLASS B
                                                                ----------------------------------------------
                                                                                              NOVEMBER 3, 1997
                                                                                              (DATE OPERATIONS
                                                                YEAR ENDED     YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)         1999            1998(a)
                                                                -----------    -----------    ----------------
Net asset value, beginning of period                             $  16.20        $ 12.87          $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.38)         (0.22)           (0.18)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             7.29           3.55             3.05
==============================================================================================================
    Total from investment operations                                 6.91           3.33             2.87
==============================================================================================================
Net asset value, end of period                                   $  23.11        $ 16.20          $ 12.87
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                     42.65%         25.87%           28.70%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $169,614        $67,074          $50,121
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                             2.39%(c)       2.63%            2.72%(d)(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.52)%(c)     (1.44)%          (1.32)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               112%           122%              93%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $156,672,483.
(d) Ratios of expenses to average net assets excluding waivers was 2.89%.
(e) Annualized.

                                                                                   CLASS C
                                                                ----------------------------------------------
                                                                                              NOVEMBER 3, 1997
                                                                                              (DATE OPERATIONS
                                                                YEAR ENDED     YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)         1999            1998(a)
                                                                -----------    -----------    ----------------
Net asset value, beginning of period                              $ 16.21        $ 12.88           $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.38)         (0.23)           (0.18)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             7.30           3.56             3.06
==============================================================================================================
    Total from investment operations                                 6.92           3.33             2.88
==============================================================================================================
Net asset value, end of period                                    $ 23.13        $ 16.21           $12.88
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                     42.69%         25.85%           28.80%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $54,164        $11,938           $9,639
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                             2.39%(c)       2.63%            2.72%(d)(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.52)%(c)     (1.44)%          (1.32)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               112%           122%              93%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $42,288,606.
(d) Ratios of expenses to average net assets excluding waivers was 2.89%.
(e) Annualized.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.

                     We have audited the accompanying statement of assets and liabilities of the AIM European Development Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with auditing
                     standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM European Development Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                     KPMG LLP

                     December 6, 2000
                     Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM European Development Fund (the "Fund"), a portfolio of AIM International Funds, Inc., a Maryland corporation (the "Company"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                     VOTES     WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR    AGAINST   ABSTENTIONS
        ----------------                                              -----------   -------   -----------
(1)*    Charles T. Bauer............................................  158,870,829       N/A    4,812,986
        Bruce L. Crockett...........................................  159,101,349       N/A    4,582,466
        Owen Daly II................................................  158,885,093       N/A    4,798,722
        Edward K. Dunn, Jr. ........................................  159,073,001       N/A    4,610,814
        Jack M. Fields..............................................  159,065,031       N/A    4,618,784
        Carl Frischling.............................................  158,952,763       N/A    4,731,052
        Robert H. Graham............................................  159,111,735       N/A    4,572,080
        Prema Mathai-Davis..........................................  159,002,065       N/A    4,681,750
        Lewis F. Pennock............................................  159,038,704       N/A    4,645,111
        Louis S. Sklar..............................................  159,052,236       N/A    4,631,579
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  114,017,566         1   49,666,248**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................    5,879,943   121,456    2,374,502**
(4)(a)  Approval of changing or eliminating the Fundamental
        Restrictions on Issuer Diversification......................    5,796,283   159,774    2,419,844**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............    5,747,622   218,615    2,409,664**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................    5,773,300   172,545    2,430,056**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................    5,781,404   177,355    2,417,142**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................    5,725,251   227,872    2,422,778**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................    5,700,634   225,434    2,449,833**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................    5,657,110   253,738    2,465,053**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......    5,709,797   202,936    2,463,168**
(4)(i)  Approval of Eliminating the Fundamental Restriction on
        Margin Transactions.........................................    5,627,633   301,289    2,446,979**
(5)     Approval of changing the Investment Objective so that it is
        Non-Fundamental.............................................    5,723,168   220,716    2,432,017**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    7,947,726    88,149      340,026

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  133,442,713   3,500,075   36,919,454**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Company as a Delaware
        business trust..............................................  148,826,209   4,003,592   28,921,784**

     This matter was not approved by Shareholders.

---------------

* Proposals 1 and 2 required approval by a combined vote of all the portfolios of AIM International Funds, Inc.
** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and director of the Company and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                                OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                         11 Greenway Plaza
Chairman, President and                           Chairman and President                   Suite 100
Chief Executive Officer                                                                    Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary      INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                             A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                    11 Greenway Plaza
Formerly Director, President, and                                                          Suite 100
Chief Executive Officer                           Edgar M. Larsen                          Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                           TRANSFER AGENT
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer             A I M Fund Services, Inc.
Cortland Trust Inc.                                                                        P.O. Box 4739
                                                  Robert G. Alley                          Houston, TX 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors,                                                        CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Melville B. Cox
Director, Magellan Insurance Company,             Vice President                           State Street Bank and Trust Company
Formerly Director, President and                                                           225 Franklin Street
Chief Executive Officer,                          Mary J. Benson                           Boston, MA 02110
Volvo Group North America, Inc.; and              Assistant Vice President and
Senior Vice President, AB Volvo                   Assistant Treasurer                      COUNSEL TO THE FUND

Edward K. Dunn Jr.                                Sheri Morris                             Ballard Spahr
Chairman, Mercantile Mortgage Corp.;              Assistant Vice President and             Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,             Assistant Treasurer                      1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                   Philadelphia, PA 19103
President, Mercantile Bankshares                  Jim A. Coppedge
                                                  Assistant Secretary                      COUNSEL TO THE DIRECTORS
Jack Fields
Chief Executive Officer                           Renee A. Friedli                         Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                       Assistant Secretary                      919 Third Avenue
Formerly Member                                                                            New York, NY 10022
of the U.S. House of Representatives              P. Michelle Grace
                                                  Assistant Secretary                      DISTRIBUTOR
Carl Frischling
Partner                                           Nancy L. Martin                          A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                      11 Greenway Plaza
                                                                                           Suite 100
Prema Mathai-Davis                                Ofelia M. Mayo                           Houston, TX 77046
Formerly Chief Executive Officer,                 Assistant Secretary
YWCA of the U.S.A.                                                                         AUDITORS
                                                  Lisa A. Moss
Lewis F. Pennock                                  Assistant Secretary                      KPMG LLP
Partner                                                                                    700 Louisiana
Pennock & Cooper                                  Kathleen J. Pflueger                     Houston, TX 77002
                                                  Assistant Secretary
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                           EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has provided
                                                                                          leadership in the mutual fund industry
       MORE AGGRESSIVE                         MORE AGGRESSIVE                            since 1976 and managed approximately
                                                                                          $183 billion in assets for more than eight
AIM Small Cap Opportunities(1)          AIM Latin American Growth                         million shareholders, including
AIM Mid Cap Opportunities(2)            AIM Developing Markets                            individual investors, corporate clients
AIM Large Cap Opportunities(3)          AIM European Small Company                        and financial institutions, as of
AIM Emerging Growth                     AIM Asian Growth                                  September 30, 2000.
AIM Small Cap Growth(4)                 AIM Japan Growth                                      The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM International Emerging Growth                 Trademark-- is distributed nationwide,
AIM Mid Cap Growth                      AIM European Development                          and AIM today is the eighth-largest
AIM Small Cap Equity                    AIM Euroland Growth                               mutual fund complex in the United States
AIM Capital Development                 AIM Global Aggressive Growth                      in assets under management, according to
AIM Constellation                       AIM International Equity                          Strategic Insight, an independent mutual
AIM Dent Demographic Trends             AIM Advisor International Value                   fund monitor.
AIM Select Growth                       AIM Global Trends                                     AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                    AIM Global Growth                                 one of the world's largest independent
AIM Weingarten                                                                            financial services companies with $414
AIM Mid Cap Equity                            MORE CONSERVATIVE                           billion in assets under management as of
AIM Value II                                                                              September 30, 2000.
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                  MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
      MORE CONSERVATIVE                 AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                              MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        EDF-AR-1
A I M Distributors, Inc.